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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  May 29, 2000


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                    Healthcomp Evaluation Services Corporation
               (Exact name of registrant as specified in its charter)


        NEVADA                    0-28379                 88-0395372
    --------------------         ----------------         --------------------
     (State or other              (Commission File           (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation or
      organization)


2001 Siesta Drive, Suite 302, Sarasota, FL               34239
 --------------------------                                  ------------------
  (Address of principal                                         (Zip Code)
    executive offices)


       Registrant's telephone number, including area code: (941) 925-2625



                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

 Healthcomp previously filed amendments to its Form 10SB that included a report of independent public accountants dated May 15, 2000 that had
not been issued by its auditor, Arthur Andersen LLP.   Healthcomp has
not received a signed report from its auditors for the year ended December 31, 1999 and investors should not rely on that erroneously filed report when making any investment decisions concerning Healthcomp.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HEALTHCOMP EVALUATION SERVICES CORPORATION


Date: June 29, 2000                 By:  /s/ Martin J. Clegg
                                          ----------------------------
                                          Martin J. Clegg
                                          President